3Q 25 East West Bancorp, Inc. 3Q Earnings Presentation October 21, 2025

Forward-Looking Statements and Additional Information In this presentation, “we”, “our”, “us”, “East West” and the “Company” refer to East West Bancorp, Inc., and its consolidated subsidiaries unless the context indicates otherwise. Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current assumptions, beliefs, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond our control. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake, and specifically disclaims, any obligation to update or revise any forward-looking statements, whether written or oral, except as required by law. Basis of Presentation The preparation of the Company’s consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements, income and expenses during the reporting periods, and the related disclosures. Although our estimates consider current conditions and how we expect them to change in the future, it is reasonably possible that actual results could be materially different from those estimates. Hence, the current period’s results of operations are not necessarily indicative of results that may be expected for any future interim period or for the year as a whole. Certain prior period information have been reclassified to conform to the current presentation. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Although we believe that this information is accurate and reliable, we have not independently verified such information. Forward-looking information that we have obtained from these sources is subject to the same uncertainties and qualifications as other forward-looking statements contained herein. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with GAAP and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in the appendix to this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies. 2

3Q25 Financial Highlights 3 Record 3Q25 net income of $368 million, $2.65 diluted quarterly earnings per share ▪ Total EOP customer deposits up $1.5bn+ Q-o-Q ▪ Total EOP loans up $800mm+ Q-o-Q ▪ Optimized funding; paid down $500mm of Federal Home Loan Bank (FHLB) advances ▪ Ample liquidity: incrementally bolstered cash and securities ▪ Record revenue of $778mm ▪ Record NII of $678mm ▪ Record fee income of $92mm ▪ Record pre-tax pre-provision1 income (PTPP) of $503mm ▪ 17% ROACE (18% ROTCE1) ▪ Annualized quarterly NCOs of 13bps ▪ Nonperforming assets at 25bps ▪ Provision for credit losses of $36mm ▪ Bolstered ALLL to 1.42%, reflecting changes in our economic outlook Deposit-Led Growth Record Fees and Earnings Resilient Asset Quality Position of Significant Strength (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases ▪ Record reported total capital of $8.6bn − 14.8% Common Equity Tier 1 (CET 1) ratio; 10.2% Tangible Common Equity (TCE)1 ratio ▪ $216mm of share repurchase authorization remains available ▪ Strong liquidity levels: 26% of assets in cash and securities

22.3 22.9 23.2 23.9 24.6 9.5 9.7 9.5 9.4 9.2 14.2 14.3 14.8 15.3 16.6 14.6 15.0 15.1 15.1 15.8 $60.6 $61.9 $62.6 $63.7 $66.2 3Q24 4Q24 1Q25 2Q25 3Q25 Deposits 4 Another $1 billion+ quarter of customer deposit growth, with 8% Y-o-Y growth in average noninterest-bearing demand ($ in billions) Average Deposits End of Period Deposit Growth by Category (2Q25 to 3Q25) ($ in millions) +17% -3% +8% Y-o-Y +9% +11% Q-o-Q +2% +4% +4% +1% -3%$(283) $190 $672 $980 IB Checking & Savings Money Market Noninterest-bearing Demand Time Noninterest-bearing Demand (DDA) MMDA IB Checking & Savings Time

$58 $186 $249 $319 Multifamily C&I Residential mortgage & other consumer CRE (ex. Multifamily) 15.1 15.3 15.4 15.5 15.9 5.1 5.0 5.0 5.0 5.0 15.7 15.9 16.1 16.4 16.5 16.5 17.0 16.8 17.4 17.8 $52.4 $53.2 $53.3 $54.3 $55.2 3Q24 4Q24 1Q25 2Q25 3Q25 Loans 5 Steady, balanced growth, with 8% Y-o-Y growth in average C&I balances ($ in billions) Average Loans End of Period Loan Growth by Category (2Q25 to 3Q25) ($ in millions) +6% +5% +8% Y-o-Y +5% -3% C&I CRE (ex. Multifamily)Residential mortgage & other consumer Multifamily Q-o-Q +1% +2% +1% +1% +2%

▪ Continued low-cost deposit growth drove record reported NII ▪ Reported NII includes $32mm of certain discount accretion and interest recoveries. Excluding this amount, adjusted Q3 NII of $645mm was still an all-time quarterly record for East West Net Interest Income (NII) & Net Interest Margin (NIM) Net Interest Income & Net Interest Margin 6 Record net interest income driven by continued momentum in deposit growth ($ in millions) Highlights End of Period Interest-Bearing Deposit Cost $573 $588 $600 $617 $645 $678 3.24% 3.24% 3.35% 3.35% 3.36% 3.53% $500 $520 $540 $560 $580 $600 $620 $640 $660 $680 $700 3Q24 4Q24 1Q25 2Q25 3Q25 Adj. Reported 3Q25 NII NIM Adjusted NII and NIM(1) (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases 3.92% 3.73% 3.43% 3.30% 3.25% 3.15% -77bps

Fee Income1 Fee Income 7 Sustained execution supported Q-o-Q growth across all categories ($ in millions) (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains on AFS debt securities; other investment income and other income Highlights Wealth Management Fees Customer Derivative Income +4% +36% +71% Y-o-Y +13% +6% +7% Commercial and Consumer Deposit-Related Fees Lending and Loan Servicing Fees Foreign Exchange Income ▪ Record fee income1 of $92mm, up nearly $11mm or +14% from $81mm Q-o-Q − Further growth in wealth management, customer derivatives, lending fees, and foreign exchange income up by a combined ~$10mm, all reflecting higher customer activity − Commercial and consumer deposit- related fees up $1mm+ Q-o-Q, reflecting higher treasury management and service-related fee income 26 25 26 25 28 27 26 27 27 28 4 4 5 4 6 13 16 16 14 15 11 10 14 11 15$81 $81 $88 $81 $92 3Q24 4Q24 1Q25 2Q25 3Q25

Operating Expense & Efficiency

Maintaining best-in-class efficiency

Total Operating Noninterest Expense[1]



($ in millions)
$220
136
46
21
17
3Q24
$231
140
58
17
16
4Q24
$236
146
55
19
16
1Q25
$230
145
50
19
16
2Q25
$234
149
51
17
17
3Q25 Adj.
$261
176
51
17
17
Reported 3Q25
Y-o-Y +19%
Adjusted Compensation and Employee Benefits Expense2
+30% Compensation and Employee Benefits
+10% Computer and Software Related Expenses, All Other
-18% Deposit-Related Expenses3
-% Occupancy and Equipment

Highlights

- Total operating noninterest expense[1] of $261mm
  - Includes $27 million of compensation expense from a change in equity award recognition for retirement eligible employees



Efficiency Ratio and Operating Noninterest Expense/Average Assets Ratio1
36.4%
1.27%
1Q25
36.4%
1.20%
2Q25
33.8%
3Q25 Adj.
35.6%
1.31%
Reported 3Q25
Efficiency Ratio
Adjusted Efficiency Ratio2
Op. Noninterest Expense / Avg. Assets1

(1) Total noninterest expense excluding amortization of tax credit and CRA investments
(2) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's earnings press releases
(3) Deposit-related expenses include deposit account expenses and deposit insurance premiums and regulatory assessments, including FDIC special deposit insurance assessment charges and reversals of $(3) million, $833 thousand and $(833) thousand and $(2) million for 4Q24, 1Q25, 2Q25, and 3Q25 respectively

EAST WEST BANK
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75 86 76 72 70 52 54 67 58 57 19 19 10 9 30 49 35 29 33 44 $195 $194 $182 $172 $201 09.30.24 12.31.24 03.31.25 06.30.25 09.30.25 OREO and Other CRE Resi. mortgage & consumer C&I 2.67% 3.76% 1.81% 0.65% 2.05% 4.28% 1.16% 0.54% 2.47% 4.06% 0.31% 0.49% C&I CRE (ex. Multifamily) Multifamily Resi mortgage & consumer $42 $70 $49 $45 $36 $29 $64 $15 $15 $18 $- $10 $20 $30 $40 $50 $60 $70 $80 3Q24 4Q24 1Q25 2Q25 3Q25 Provision for credit losses Net charge- offs 1.20% 1.35% 1.38% 1.34% 1.38% 0.88% 0.83% 0.91% 0.81% 0.76% 2.08% 2.18% 2.29% 2.15% 2.14% 09.30.24 12.31.24 03.31.25 06.30.25 09.30.25 Classified loans / Loans HFI Special mention loans / Loans HFI Asset Quality Metrics 9 Resilient credit – measures holding at low absolute levels Provision for Credit Losses & Net Charge-offs ($ in millions) Nonperforming Assets Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) NPA / Total assets 0.26% 0.26% 0.24% 0.22% 0.25%NCO ratio (ann.) 0.22% 0.48% 0.12% 0.11% 0.13%

$696 $702 $735 $760 $791 1.31% 1.31% 1.35% 1.38% 1.42% 1.23% 1.33% 1.43% 1.53% 1.63% $600 $650 $700 $750 $800 09.30.24 12.31.24 03.31.25 06.30.25 09.30.25 ALLL ALLL/Loans HFI Allowance for Loan Losses 10 Bolstered reserves by $30 million quarter-over-quarter, reflecting changes in our economic outlook Highlights ▪ Bolstered ALLL in light of changes to the economic outlook ‒ Increased reserves by $30mm, driven primarily by changes in the impact of the economic forecast ‒ Increased reserves for residential mortgage and commercial real estate to capture potential effects of business cycle Allowance for Loan Losses (ALLL) ($ in millions) Composition of ALLL by Portfolio ($ in millions) 09.30.24 06.30.25 09.30.25 Loan category ALLL ALLL ratio ALLL ALLL ratio ALLL ALLL ratio C&I $ 378 2.22% $ 442 2.48% $ 442 2.45% Total CRE (incl. MFR) 265 1.30 259 1.26 281 1.33 MFR 32 0.62 29 0.58 35 0.70 Office 66 3.11 60 2.78 64 2.93 All Other CRE 167 1.27 170 1.26 182 1.31 Resi mortgage & consumer 53 0.34 59 0.36 68 0.41 Total $ 696 1.31% $ 760 1.38% $ 791 1.42%

15.4% 15.6% 15.6% 15.8% 16.1% Total Capital Ratio 14.1% 14.3% 14.3% 14.5% 14.8% CET1 Ratio 10.4% 10.4% 10.5% 10.6% 10.7% Leverage Ratio 9.7% 9.6% 9.9% 10.0% 10.2% Tangible Common Equity Ratio 12.31.24 Capital 11 Position of significant strength Highlights 09.30.24 06.30.2503.31.25 ▪ Declared 4Q25 dividend of $0.60 ‒ Payable on November 17, 2025 to shareholders of record on November 3, 2025 ▪ Repurchased $25mm shares in 3Q25 ‒ Grew both book value, tangible book value1 5% Q-o-Q ▪ Capacity for ongoing repurchases ‒ $216 million of East West’s share repurchase authorization remains available; we remain opportunistic Regulatory well capitalized requirement Tangible Common Equity Ratio1 Regulatory Capital Ratios2 6.5% 5.0% 10.0% 09.30.253 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press release (2) The Company applied the 2020 Current Expected Credit Losses (“CECL”) transition provision in the December 31, 2024 and September 30, 2024 regulatory capital ratio calculations. The CECL transition provision permitted certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the aggregate benefit was reduced by 25% in 2022, 50% in 2023 and 75% in 2024. The CECL transition was no longer in effect as of January 1, 2025. (3) The Company’s September 30, 2025 regulatory capital ratios and Risk-Weighted Assets (RWA) are preliminary

Updated Management Outlook: Full Year 2025 12(1) Total noninterest expense excluding amortization of tax credit and CRA investments Earnings Drivers FY 2025 Expectations vs. FY 2024 Results Interest Rate Outlook ▪ Assumes September 30th forward curve End of Period Loans ▪ Growing in the range of 4% to 6% Y-o-Y Net Interest Income Total Revenue ▪ Trending above 10% ▪ Trending above 10% Total Operating Noninterest Expense(1) ▪ Growing in the range of 7% to 9% Y-o-Y Net Charge-offs ▪ In the range of 10bps to 20bps Tax Items ▪ Effective tax rate of ~23% ▪ Amortization of tax credit and CRA investment expense in the range of $70 to $80 million Best-in-Class Efficiency Top Quartile Returns FY 2025 Expectation

Appendix

East West at a Glance

09.30.25	09.30.25	09.30.25	3Q25
~$15B Market Cap	$80B Assets	$67B Deposits	18% ROTCE[1]

A Leading Regional Bank with Cross-Border Capabilities...

- Headquartered in Pasadena, California
- Founded in 1973 - over 50 years in operation
- Over 25 years on Nasdaq
- Roots in the U.S. Asian-American immigrant community, expanded to bridge businesses across the Pacific
- Award-winning Company
  - #1 Top Performing Bank in 2025, $50+ Billion (Bank Director), marking our 3rd consecutive year
  - Top 3 Performing Banks in 2025, $50+ Billion (American Banker)

...Well Positioned in Dense, Attractive Markets...


Key Markets
WA
CA
NV
TX
IL
GA
NY
MA

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's earnings press release

EAST WEST BANK
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1% 2% 2% 4% 4% 8% 8% 9% 2% 2% 2% 2% 4% 4% 4% 6% Resi. Mortgage and other consumer $16.7 30% CRE $21.1 38% C&I $18.0 32% (as % of Total Loans, 09.30.25) Commercial Loans by Type Diversified Loan Portfolio 15 70% of loans support commercial customers, with broad diversification across industry and asset types (1) Industries with 1% of total loans outstanding: Art Finance, Equipment Finance, Healthcare Services, Hospitality & Leisure, Oil & Gas, Tech & Telecom Industries with 1% of total loans outstanding1 CRE $21.1bn C&I $18.0bn Total Loan Portfolio $55.8bn Media & Entertainment Capital Call Lending Real Estate Investment & Mgmt. Infrastructure & Clean Energy General Industrial Multifamily Retail Hotel Office All other CRE Healthcare Construction and Land Manufacturing and Wholesale Financial Services Food Production and Distribution

<=50% 50% >50% to 55% 15% >55% to 60% 15% >60% to 65% 12% >65% to 70% 5% >70% 3% Commercial Real Estate Portfolio Detail 16 Our CRE portfolio is granular - many loans have full recourse and personal guarantees 49% Average LTV1 Distribution by Loan-to-Value (LTV)1 Size and LTV by Property Type (as of 09.30.25) (as of 09.30.25) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.0 50% $2 Retail 4.5 47 3 Industrial 4.2 46 4 Hotel 2.5 51 9 Office 2.2 52 4 Healthcare 0.8 51 4 Other 1.1 49 4 Construction & Land2 0.8 50 15 Total CRE $21.1 49% $3 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment

38% 6% 11% 8% 6% 3% 4% 4% 3% 6% 8% CRE Office – Additional Information 17 Our office portfolio has low LTVs across segments and low average loan sizes CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment (as of 09.30.25) (as of 09.30.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $352 9 $39 55% $20mm - $30mm 395 16 25 58 $10mm - $20mm 484 34 14 55 $5mm - $10mm 414 57 7 52 <$5mm 545 404 1 44 Total $2,190 520 $4 52% Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA, 1% Houston Dallas Manhattan, 1% Other TX Washington Other Regions New Jersey Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods

30% 3% 19% 9% 2% 4% 6% 3% 4% 3% 12% CRE Retail – Additional Information 18 Our retail portfolio has a weighted average LTV profile of 47% CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 09.30.25) (as of 09.30.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $267 7 $38 41% $20mm - $30mm 507 20 25 58 $10mm - $20mm 824 61 14 48 $5mm - $10mm 772 113 7 47 <$5mm 2,104 1,519 1 44 Total $4,474 1,720 $3 47% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCalOther Bay Area San Francisco Other CA Houston Dallas, 2% Manhattan Other TX, 2% Washington Other Regions Other NY New Jersey, 1%

31% 3% 13% 8% 5% 6% 7% 3% 2% 3% 3% 4% 3% 6% Oklahoma CRE Multifamily – Additional Information 19 Our multifamily portfolio is amongst our most granular CRE Multifamily: Geographic Mix by Metro Area CRE Multifamily by Size Segment (as of 09.30.25) (as of 09.30.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $694 18 $39 59% $20mm - $30mm 670 28 24 55 $10mm - $20mm 585 43 14 53 $5mm - $10mm 687 98 7 53 <$5mm 2,402 2,612 1 45 Total $5,038 2,799 $2 50% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Arizona Nevada Other Regions Washington Manhattan, 2% Other NY Other Texas, 1%

<=50% 51% >50% to 55% 12% >55% to 60% 25% >60% 12% Southern California 42% Northern California 16% New York 24% Washington 6% Texas 3% Other 9% Residential Mortgage Portfolio 20 Our residential mortgage portfolio benefits from both low LTVs and smaller average loan size Resi. Mortgage Distribution by LTV1 Portfolio Highlights as of 09.30.25 (as of 09.30.25) Outstandings ▪ $16.7bn loans outstanding ▪ +2% Q-o-Q and +6% Y-o-Y Originations ▪ $0.9bn in 3Q25 ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $14.8bn loans outstanding ▪ +2% Q-o-Q and +6% Y-o-Y HELOC ▪ $1.9bn loans outstanding ▪ $3.6bn in undisbursed commitments ▪ 34% utilization, unchanged from 06.30.25 ▪ 76% of commitments in first lien position Resi. Mortgage Distribution by Geography3 50% Average LTV1 $439,000 Average loan size2 (as of 09.30.25) (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size

$12.3 $13.8 $14.7 $15.4 $15.5 $5.4 $5.0 $4.5 $4.1 $5.3 $17.7 $18.8 $19.2 $19.5 $20.8 4.03% 3.98% 4.08% 4.02% 4.05% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% $(3.0) $2.0 $7.0 $12.0 $17.0 $22.0 3Q24 4Q24 1Q25 2Q25 3Q25 Total Securities Cash, Equivalent & Resale Agreements Total Securities Average Yield $0.5 $0.1 $4.3 $10.7 100% RWA 50% RWA 20% RWA 0% RWA Average Total Securities Portfolio and Cash Cash and Securities 21 Incrementally bolstered on balance sheet liquidity with cash and high-quality liquid assets (HQLA) ($ in billions) ▪ Securities portfolio well-positioned as a source of liquidity, interest rate risk management, and earnings support − Total securities average yield up 3bps Q-o-Q − 96% of investment portfolio 0% - 20% risk-weighted (HQLA) − 60% fixed-rate securities, 40% floating Highlights Securities Portfolio Composition by Risk-Weighted Asset (RWA) Distribution ($ in billions, as of 09.30.25) $15.6bn Securities Portfolio

5.86% 5.86% 5.94% 5.93% 5.90% 6.44% 6.22% 6.20% 6.24% 6.23% 20% 22% 31% 27% Fixed rate Hybrid in fixed rate period Variable - SOFR Variable - Prime, all other rates Loan Yields 22 Loan Portfolio by Index Rate (as of 09.30.25) Average C&I Loan Rate Average Residential Mortgage Loan Rate Average CRE Loan Rate 91% variable rate 57%* variable rate *52% had customer-level interest rate derivative contracts SFR: 46% hybrid in fixed-rate period & 39% fixed rate 10.07.25 rate sheet price for 30-year fixed: 6.375% Total fixed rate and hybrid in fixed period: 42% 3Q24 4Q24 1Q25 2Q25 3Q25 7.93% 7.42% 7.06% 7.02% 7.71% 3Q24 4Q24 1Q25 2Q25 3Q25

4.55% 4.31% 3.93% 3.79% 3.71% Time 3.82% 3.32% 3.17% 3.25% 3.21% Money Market 2.98% 2.82% 2.51% 2.48% 2.47% Interest-bearing Checking 2.98% 2.75% 2.54% 2.52% 2.49% 3.93% 3.63% 3.34% 3.31% 3.26% 4.05% 3.71% 3.43% 3.39% 3.34% 3Q24 4Q24 1Q25 2Q25 3Q25 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities Average Deposit and Liability Cost Deposit and Funding Cost 23 Average Deposit Rate by Portfolio 3Q24 4Q24 1Q25 2Q25 3Q25

Appendix: GAAP to Non-GAAP Reconciliation 24 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Management believes that presenting the adjusted net interest margin that excludes the impact of discount accretion and interest recoveries from the full payment on purchased credit impaired and workout loans provide clarity to financial statement users regarding the changes in margins and allows comparability to prior periods. Three Months Ended Nine Months Ended September 30, 2025 June 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Net interest margin Net interest income (a) $ 677,530 $ 617,074 $ 572,722 $ 1,894,805 $ 1,691,090 Less: Loan payoff discount accretion and interest recoveries (32,296) - - (32,296) - Adjusted net interest income (b) $645,234 $ 617,074 $ 572,722 $ 1,862,509 $ 1,691,090 Average interest-earning assets (c) $ 76,206,138 $ 73,903,125 $ 70,263,495 $ 74,288,924 $ 68,902,563 Net interest margin1 (a)/(c) 3.53% 3.35% 3.24% 3.41% 3.28% Adjusted net interest margin1 (b)/(c) 3.36% 3.35% 3.24% 3.35% 3.28% (1) Annualized.

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Adjusted net income and adjusted diluted EPS represent net income and diluted EPS adjusted for the following tax-effected impacts: discount accretion and interest recoveries from the full payment on purchased credit impaired and workout loans, change in equity award expense recognition for retirement eligible employees, FDIC special assessment and DC Solar adjustments; and the impact of the CA SSF. Management believes that presenting the computations of the adjusted net income, adjusted diluted EPS, adjusted return on average assets and adjusted return on average common equity that exclude the aforementioned tax-effected adjustments and the impact of the CA SSF provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods.

- Discount accretion and interest recoveries from the full payment on purchased credit impaired and workout loans are included in Interest and dividend income on the Condensed Consolidated Statement of Income.
- During the third quarter and first nine months of 2025, the Company recorded $27 million of additional compensation due to the change in equity award expense recognition for retirement eligible employees (included in Compensation and employee benefits on the Condensed Consolidated Statement of Income).
- FDIC special assessment reversals/charges are included in Deposit insurance premiums and regulatory assessments on the Condensed Consolidated Statement of Income.
- DC Solar recoveries related to the Company's investment in DC Solar are included in Amortization of Tax Credit and CRA Investments on the Condensed Consolidated Statement of Income.

		Three Months Ended			Nine Months Ended	
		September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income	(a)	$ 368,394	$ 310,253	$ 299,166	$ 968,917	$ 872,471
Less: Loan payoff discount accretion and interest recoveries	(b)	(32,296)	-	-	(32,296)	-
Add: Change in equity award expense recognition for retirement eligible employees	(b)	27,141	-	-	27,141	-
Less/Add: FDIC special assessment (reversal) charge	(b)	(1,927)	(833)	-	(1,927)	12,185
Less: DC Solar recovery	(b)	-	-	(11,201)	-	(14,347)
Tax effects adjustments[1]	(b)	1,996	235	3,311	1,996	639
Add: Impact of the CA SSF	(b)	-	6,391	-	6,391	-
Adjusted net income	(c)=(a)+∑(b)	$ 363,308	$ 316,046	$ 291,276	$ 970,222	$ 870,948
Diluted weighted-average number of shares outstanding	(d)	138,942	138,789	139,648	139,090	139,939
Diluted EPS	(e)	$ 2.65	$ 2.24	$ 2.14	$ 6.97	$ 6.23
Less: Loan payoff discount accretion and interest recoveries	(f)	(0.23)	-	-	(0.23)	-
Add: Change in equity award expense recognition for retirement eligible employees	(f)	0.20	-	-	0.20	-
Less/Add: FDIC special assessment (reversal) charge	(f)	(0.01)	(0.01)	-	(0.01)	0.09
Less: DC Solar recovery	(f)	-	-	(0.08)	-	(0.10)
Tax effects of adjustments[1]	(f)	0.01	-	0.03	0.01	-
Add: impact of the CA SSF	(f)	-	0.05	-	0.05	-
Adjusted diluted EPS	(g)=(e)+∑(f)	$ 2.62	$ 2.28	$ 2.09	$ 6.99	$ 6.22

(1) Applied statutory tax rate of 28.18% for the three and nine months ended September 30, 2025, and the three months ended June 30, 2025. Applied statutory tax rate of 29.56% for the three and nine months ended September 30, 2024.

EAST WEST BANK
25

Appendix: GAAP to Non-GAAP Reconciliation (Continued from Slide 25) 26 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) (1) Annualized. Three Months Ended Nine Months Ended September 30, 2025 June 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Average total assets (h) $ 79,310,698 $ 76,862,028 $ 73,268,158 $ 77,279,375 $ 72,049,714 Average stockholders' equity (i) $ 8,381,214 $ 8,069,982 $ 7,443,333 $ 8,108,615 $ 7,175,445 Return on average assets (a)/(h) 1.84% 1.62% 1.62% 1.68% 1.62% Adjusted return on average assets1 (c)/(h) 1.82% 1.65% 1.58% 1.68% 1.61% Return on average common equity1 (a)/(i) 17.44% 15.42% 15.99% 15.98% 16.24% Adjusted return on average common equity1 (c)/(i) 17.20% 15.71% 15.57% 16.00% 16.21%

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company's performance. Non- GAAP measures used consist of FTE net interest income and total revenue. The FTE adjustment relates to tax exempt interest on certain investment securities and loans. Adjusted total revenue and adjusted total revenue (FTE) reflect the adjustments related to the discount accretion and interest recoveries from the full payment on purchased credit impaired and workout loans. Adjusted noninterest expense reflects the change in equity award expense recognition for retirement eligible employees, and the FDIC special assessment and DC Solar adjustments (as applicable).

Efficiency ratio (FTE) represents noninterest expense divided by total revenue (FTE). Adjusted efficiency ratio and adjusted efficiency ratio (FTE) reflect the impacts of the aforementioned adjustments. Pre-tax, pre-provision income represents total revenue (FTE) less noninterest expense. Adjusted pre-tax, pre-provision income represents adjusted total revenue (FTE) less adjusted noninterest expense.

		Three Months Ended			Nine Months Ended	
		September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net interest income before provision for credit losses	(a)	$ 677,530	$ 617,074	$ 572,722	$ 1,894,805	$ 1,691,090
FTE adjustment	(b)	1,887	1,603	411	4,636	3,491
FTE net interest income before provision for credit losses	(c)=(a)+(b)	679,417	618,677	573,133	1,899,441	1,694,581
Total noninterest income	(d)	100,517	86,178	84,395	278,797	247,053
Total revenue	(e)=(a)+(d)	778,047	703,252	657,117	2,173,602	1,938,143
Total revenue (FTE)	(f)=(c)+(d)	$ 779,934	$ 704,855	$ 657,528	$ 2,178,238	$ 1,941,634
Less: Loan payoff discount accretion and interest recoveries	(g)	(32,296)	-	-	(32,296)	-
Adjusted total revenue	(h)=(e)+(g)	745,751	703,252	657,117	2,141,306	1,938,143
Adjusted total revenue (FTE)	(i)=(f)+(g)	$ 747,638	$ 704,855	$ 657,528	$ 2,145,942	$ 1,941,634
Total noninterest expense	(j)	$ 276,923	$ 256,020	$ 225,800	$ 785,091	$ 708,106
Less: Change in equity award expense recognition for retirement eligible employees	(k)	(27,141)	-	-	(27,141)	-
Add/less: FDIC special assessment reversal (charge)	(k)	1,927	833	-	1,927	(12,185)
Less: DC Solar recovery	(k)	-	-	11,201	-	14,347
Adjusted noninterest expense	(l)=(j)+∑(k)	$ 251,709	$ 256,853	$ 237,001	$ 759,877	$ 710,268
Efficiency ratio	(j)/(e)	35.59%	36.41%	34.36%	36.12%	36.54%
Adjusted efficiency ratio	(l)/(h)	33.75%	36.52%	36.07%	35.49%	36.65%
Efficiency ratio (FTE)	(j)/(f)	35.51%	36.32%	34.34%	36.04%	36.47%
Adjusted efficiency ratio (FTE)	(l)/(i)	33.67%	36.44%	36.04%	35.41%	36.58%
Pre-tax, pre-provision income	(f)-(j)	$ 503,011	$ 448,835	$ 431,728	$ 1,393,147	$ 1,233,528
Adjusted pre-tax, pre-provision income	(i)-(l)	$ 495,929	$ 448,002	$ 420,527	$ 1,386,065	$ 1,231,366

EASTWEST BANK
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Appendix: GAAP to Non-GAAP Reconciliation 28 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible book value, tangible book value per share and TCE ratio are non- GAAP financial measures. Tangible book value and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and mortgage servicing assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion. September 30, 2025 June 30, 2025 September 30, 2024 Common stock $ 170 $ 170 $ 170 Additional paid-in capital 2,096,227 2,060,115 2,018,105 Retained earnings 8,028,882 7,744,221 7,095,587 Treasury stock (1,166,922) (1,140,359) (1,012,019) Accumulated other comprehensive income: AFS debt securities net unrealized losses (383,621) (466,568) (456,493) Cash flow hedges net unrealized gains (losses) 30,425 28,622 39,143 Foreign currency translation adjustments (22,361) (24,434) (19,954) Total accumulated other comprehensive loss (375,557) (462,380) (437,304) Stockholders' equity (a) $ 8,582,800 $ 8,201,767 $ 7,664,539 Less: Goodwill (465,697) (465,697) (465,697) Mortgage servicing assets (4,362) (4,628) (5,563) Tangible book value (b) $ 8,112,741 $ 7,731,442 $ 7,193,279 Number of common shares at period-end (c) 137,568 137,816 138,609 Book value per share (a)/(c) $ 62.39 $ 59.51 $ 55.30 Tangible book value per share (b)/(c) $ 58.97 $ 56.10 $ 51.90 Total assets (d) $ 79,669,531 $ 78,158,067 $ 74,483,720 Less: Goodwill (465,697) (465,697) (465,697) Mortgage servicing assets (4,362) (4,628) (5,563) Tangible assets (e) $ 79,199,472 $ 77,687,742 $ 74,012,460 Total stockholders' equity to assets ratio (a)/(d) 10.77% 10.49% 10.29% TCE ratio (b)/(e) 10.24% 9.95% 9.72%

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Return on average TCE represents tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of mortgage servicing assets. Adjusted return on average TCE represents adjusted tangible net income divided by average tangible book value. Adjusted tangible net income is tangible net income excluding the following tax-effected impacts: discount accretion and interest recoveries from the full payment on purchased credit impaired and workout loans, change in equity award expense recognition for retirement eligible employees, FDIC special assessment and DC Solar adjustments, and the impact of the CA SSF. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion.

		Three Months Ended			Nine Months Ended	
		September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income	(a)	$ 368,394	$ 310,253	$ 299,166	$ 968,917	$ 872,471
Add: Amortization of mortgage servicing assets		266	316	348	875	988
Tax effect of amortization adjustment[1]		(75)	(89)	(103)	(247)	(292)
Tangible net income	(b)	$ 368,585	$ 310,480	$ 299,411	$ 969,545	$ 873,167
Less: Loan payoff discount accretion and interest recoveries		(32,296)	-	-	(32,296)	-
Add: Change in equity award expense recognition for retirement eligible employees		27,141	-	-	27,141	-
Less/Add: FDIC special assessment (reversal) charge		(1,927)	(833)	-	(1,927)	12,185
Less: DC Solar recovery		-	-	(11,201)	-	(14,347)
Tax effects of adjustments[1]		1,996	235	3,311	1,996	639
Add: Impact of the CA SSF		-	6,391	-	6,391	-
Adjusted tangible net income	(c)	$ 363,499	$ 316,273	$ 291,521	$ 970,850	$ 871,644
Average stockholders' equity	(d)	$ 8,381,214	$ 8,069,982	$ 7,443,333	$ 8,108,615	$ 7,175,445
Less: Average goodwill		(465,697)	(465,697)	(465,697)	(465,697)	(465,697)
Average mortgage servicing assets		(4,534)	(4,825)	(5,790)	(4,824)	(6,123)
Average tangible book value	(e)	$ 7,910,983	$ 7,599,460	$ 6,971,846	$ 7,638,094	$ 6,703,625
Return on average common equity[2]	(a)/(d)	17.44%	15.42%	15.99%	15.98%	16.24%
Return on average TCE[2]	(b)/(e)	18.48%	16.39%	17.08%	16.97%	17.40%
Adjusted return on average TCE[2]	(c)/(e)	18.23%	16.69%	16.63%	16.99%	17.37%

(1) Applied statutory tax rate of 28.18% for the three and nine months ended September 30, 2025, and the three months ended June 30, 2025. Applied statutory tax rate of 29.56% for the three and nine months ended September 30, 2024.
(2) Annualized.

EAST WEST BANK
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